Rydex ETF Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX ETF TRUST

Supplement dated December 8, 2017 to the currently effective Summary Prospectuses, Statutory Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (together, the “SAIs”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 16, 2017, the Board of Trustees of Rydex ETF Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each series of the Trust (each, a “Fund”) into corresponding newly-created exchange-traded funds of the PowerShares by Invesco family of funds (each, an “Acquiring Fund”).

Each Acquiring Fund will have the same investment objective and will track the same underlying index as its corresponding Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the corresponding Fund, but as part of an Invesco-structured platform.

Pursuant to the Plan of Reorganization, substantially all of the assets and liabilities of each Fund will be transferred to its corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional shares with an aggregate net asset value equal to the net asset value of the assets and liabilities transferred by each Fund.  If each Reorganization occurs, shareholders of each Fund will become shareholders of the corresponding Acquiring Fund.  Shareholders of each Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by a Fund shareholder) with an aggregate net asset value equal to the net asset value of their shares of the Fund held immediately prior to each Reorganization.  Each Reorganization is expected to be a tax-free transaction.

Each Reorganization is subject to shareholder approval of the applicable Fund. Fund shareholders of record as of December 20, 2017 will be asked to vote on the proposed Reorganizations at the joint special meeting of shareholders to be held on or about February 16, 2018.  If approved by shareholders, each Reorganization is expected to close shortly after the joint special meeting of shareholders. However, the closing of the Transaction is subject to various terms and conditions and, therefore, may be delayed or even terminated due to unforeseen circumstances.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ETF-COMBO-SUP2-1217x0218